UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 27, 2007

Hibbett Sports, Inc.
(Exact Name Of Registrant As Specified In Its Charter)

Delaware	000-20969	20-8159608
(State of Incorporation)	(Commission	(IRS Employer
	File Number)	Identification No.)

451 Industrial Lane
Birmingham, Alabama  35211
(Address of principal executive offices)

(205) 942-4292
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

□      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□      Pre commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry Into a Material Definitive Agreement.

On January 2, 2008, Hibbett Sports, Inc. announced the hiring of Mr. Nissan Joseph as the Company’s new President and Chief Operating Officer, as further described in Item 5.02(c) below.  The Company also confirmed a base salary for Mr. Joseph for fiscal year 2009 of $290,000 (annualized).  At the same time, the Company established a target cash bonus of eighty percent of salary for fiscal year 2009, with no amount of the bonus guaranteed.  Target bonuses are based on the Company’s performance during fiscal year 2009 as well as individual goals.  The Company shall pay Mr. Joseph a signing bonus of $40,000 as well as temporary housing expenses for up to ninety (90) days.

Also, in connection with Mr. Joseph’s hiring, the Company authorized the award of 10,000 restricted stock units under the 2005 Equity Incentive Plan to be granted on the first day of the Company’s fiscal quarter following Mr. Joseph’s employment.  The award is subject to five (5) year cliff vesting.

Item 5.02  Departure of Directors of Principal Officers; Election of Directors; Appointment of Principal Officers.

(c)           (1)           On December 27, 2007, Mr. Joseph, age 43, was appointed by the Company as President and Chief Operating Officer, to be effective by early February.

(2)           Mr. Joseph has not previously been employed by the Company and has no family relationship to any of our officers or directors.  For the past four years, his principal occupation and employment was as President and Chief Executive Officer of Hickory Brands, Inc., a privately owned manufacturer of footwear accessories.  Prior to joining Hickory Brands, Mr. Joseph spent four years with Payless Shoes in Australia where he was General Manager of Operations and fourteen years with Footaction USA in Texas where he worked in operations positions from store manager to Regional Vice President.  He was chosen as one of the top 25 “Leaders to Watch in Sporting Goods” by Sports Edge in 2004 and currently serves on several local Boards of Directors in Hickory, North Carolina.

               There are no transactions between the Company and Mr. Joseph that would be reportable under Item 401(a) of the SEC's Regulation S-K (Certain Relationships and Related Transactions).

A copy of the Company’s related press release is attached hereto as Exhibit 99.1.

Item 7.01.  Regulation FD Disclosure.

A copy of a press release relating to the hiring of Mr. Joseph is attached to this report as Exhibit 99.1 and is incorporated herein by reference.

The information in this Item, including Exhibit 99.1 attached hereto, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liabilities of that section.  It may be incorporated by reference in another filing under the Exchange Act or Securities Act of 1933 if such subsequent filing specifically references this Form 8-K.

Item 9.01.  Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release Dated January 2, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIBBETT SPORTS, INC.

By:	/s/ Gary A. Smith
Gary A. Smith
Vice President and Chief Financial Officer

January 2, 2008

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release Dated January 2, 2008